EXHIBIT 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Laurilee Kearnes, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Byrna Technologies Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 30, 2026	By: /s/ Laurilee Kearnes
Laurilee Kearnes
Chief Financial Officer (Principal Financial
Officer and Principal Accounting Officer)